TOUCHSTONE STRATEGIC TRUST

Touchstone Growth Opportunities Fund
Touchstone Mid Cap Growth Fund
Touchstone Non-US ESG Equity Fund
Touchstone Small Company Fund
(each, a "Fund" and together, the "Funds")

Supplement dated August 19, 2022 to the current Prospectus, Summary Prospectus, and Statement of Additional Information for the Funds, as may be amended or supplemented from time to time

Notice of Reverse Stock Split of Class C Shares

The following change applies to the current Prospectus, Summary Prospectus, and Statement of Additional Information for Touchstone Growth Opportunities Fund, Touchstone Mid Cap Growth Fund, Touchstone Non-US ESG Equity Fund and Touchstone Small Company Fund (each, a “Fund” and together, the “Funds”).

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on August 18, 2022, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, a reverse stock split of the Funds' issued and outstanding Class C shares (collectively, the “Reverse Stock Split”). The Reverse Stock Split will be completed as outlined in the table below after the close of business on or about October 14, 2022 (the "Effective Date"). As a result of the Reverse Stock Split, for each Class C share of the Funds that a shareholder owns as of the Effective Date, the shareholder will receive a proportional number of Class C shares of the respective Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in a Fund will be unchanged and each shareholder will continue to own the same percentage (by value) of the Fund immediately following the Reverse Stock Split as the shareholder did immediately prior to the Reverse Stock Split. The Reverse Stock Split will not be a taxable event, nor does it have an impact on a Fund’s holdings or its performance. No changes are contemplated at this time for the other share classes offered by the Funds.

The Reverse Stock Split will be carried out in accordance with a stock split ratio calculated to result in net asset values per share (“NAVs”) that better align the share class prices of the respective Funds. The ratios, which are based on the NAVs of each respective Fund’s Class C shares as of August 17, 2022, are shown in the table below.

Fund	Reverse Stock Split Ratio (Old to New)
Touchstone Growth Opportunities Fund - Class C	1 : 0.670946
Touchstone Mid Cap Growth Fund - Class C	1 : 0.466797
Touchstone Non-US ESG Equity Fund - Class C	1 : 0.801806
Touchstone Small Company Fund - Class C	1 : 0.379048

The Class C shares of each Fund will be offered, sold, and redeemed on a Reverse Stock Split-adjusted basis beginning on the first business day following the Effective Date. Each shareholder’s next account statement after the Reverse Stock Split is completed will reflect the Reverse Stock Split.

Reason for the Class C Shares Reverse Stock Split

The Board approved the Reverse Stock Split in order to bring the NAVs of each Fund's Class C shares into better alignment with the NAVs of the Fund's other share classes. The Reverse Stock Split is
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designed to reduce the variance between the NAVs of Class C shares and the other share classes of each respective Fund. This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAVs across the classes of each Fund.

* * * * *

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
 *A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-4C-STOCKSPLIT-2208